                                                                     EXHIBIT 4.3

                                     [FRONT]

NUMBER                           [GRAPHIC DESIGN]                      SHARES
[SPECIMEN]                                                            [SPECIMEN]

CAPITAL STOCK                                                   SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                       ST. MARY LAND & EXPLORATION COMPANY
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                  100,000,000 SHARES AUTHORIZED, PAR VALUE $.01
                                CUSIP 792228 10 8

THIS CERTIFIES THAT [SPECIMEN]

IS THE OWNER OF [SPECIMEN]

           FULLY PAID AND NONASSESSABLE SHARES OF THE CAPITAL STOCK OF
                       ST. MARY LAND & EXPLORATION COMPANY

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

         In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the
Corporation.

Dated:

----------------------------     [CORPORATE SEAL]    ---------------------------
RICHARD C. NORRIS, TREASURER                         MARK HELLERSTEIN, PRESIDENT

                                               COUNTERSIGNED AND REGISTERED:

                                               Computershare Trust Company, Inc.
                                               P. O. Box 1596
                                               Denver, Colorado 80201

                                               By:
                                                  ------------------------------
                                                  Transfer Agent & Registrar
                                                  Authorized Signature

                                     [BACK]

                       ST. MARY LAND & EXPLORATION COMPANY

         The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM - as tenants in common              UNIF GIFT MIN ACT -   Custodian
  TEN ENT - as tenants by the entireties                        ----------------
  JT TEN  - as joint tenants with right of                     (Cust)    (Minor)
            survivorship and not as tenants
            in common                              under Uniform Gifts to Minors
                                                   Act
                                                      -----------------------
                                                             (State)

    Additional abbreviations may also be used though not in the above list.

For Value Received,                        hereby sell, assign and transfer unto
                   -----------------------
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

-----------------------

-----------------------

--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                          Shares of Common Stock
----------------------------------------------------------
represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                attorney-in-fact to transfer the
-----------------------------------------------
said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated
      -------------------

                               -------------------------------------------------

                               -------------------------------------------------
                               NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                       CORRESPOND WITH THE NAME(S) AS WRITTEN
                                       UPON THE FACE OF THE CERTIFICATE IN EVERY
                                       PARTICULAR WITHOUT ALTERATION OR
                                       ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed:

---------------------------------------

The signature(s) must be guaranteed by an eligible guarantor institution (Banks,
Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule
17Ad-15.

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